June 6, 2016
TOUCHSTONE STRATEGIC TRUST

TOUCHSTONE INTERNATIONAL GROWTH FUND
Supplement to the Prospectus dated March 31, 2016

On June 1, 2016, Apex Capital Management, Inc. (“Apex”), the sub-advisor to the Touchstone International Growth Fund (the "Fund"), was acquired by Fiera US Holding Inc. (“Fiera Holding”), a wholly-owned subsidiary of Fiera Capital Corporation ("Fiera"). Fiera is a Canadian-based independent asset management firm listed on the Toronto Stock Exchange. As of March 31, 2016, Fiera had approximately $75 billion in assets under management. In the U.S., asset management services are provided by a wholly-owned subsidiary of Fiera Holding, Fiera Capital Inc. (“Fiera Capital”), which is an investment adviser registered with the Securities and Exchange Commission. In connection with the acquisition, all assets of Apex, including its advisory contracts, have been assigned to Fiera Capital and Apex's portfolio management team has joined Fiera Capital. For marketing and branding purposes with respect to the Fund, the sub-advisor expects to use the name Apex Capital Management for a period of time.

Accordingly, the Fund's prospectus dated March 31, 2016 is supplemented as follows. The following paragraphs shall replace the second and third paragraphs under “The Fund’s Management - Sub-Advisor and Portfolio Manager” section:

Apex Capital Management (“Apex”), a trade-name being used by Fiera Capital Inc. (the “sub-advisor”), serves as the sub-advisor to the International Growth Fund. For marketing and branding purposes with respect to the International Growth Fund, the sub-advisor expects to use the name Apex Capital Management for a period of time. The sub-advisor is an SEC-registered investment advisor with a principal address of 375 Park Avenue, 8th Floor, New York, NY 10152. The sub-advisor has additional locations throughout the U.S., including in Boston, Massachusetts and Dayton, Ohio. The sub-advisor makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. As of March 31, 2016, the sub-advisor had approximately $11 billion in assets under management. The sub-advisor also serves as sub-advisor to the Touchstone Small Cap Growth Fund.

Nitin N. Kumbhani is the portfolio manager of the International Growth Fund. Mr. Kumbhani is the Vice Chairman and Chief of Growth Equity Strategies at Fiera Capital Inc. He served as the President and Chief Investment officer of Apex, which he founded in 1987. Prior to launching Apex he started Source Data Systems (“SDS”), a software company that pioneered ATM software. He sold SDS and started Kumbhani and Co. (which subsequently became Apex Capital Management, Inc.) in 1987. Mr. Kumbhani’s background as a developer of technology working with the financial services industry has served him well as a growth stock portfolio manager. He received his BS in Electrical Engineering and Economics and did graduate studies in Computer Sciences at West Virginia University.

There are no changes to the Fund's investment goal, investment strategies or principal risks as a result of the transaction described herein. Nitin N. Kumbhani continues to serve as the Fund's portfolio manager and all sub-advisory services continue to be performed from the sub-advisor's Dayton, Ohio location. Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TST-54-TST-S2-1603